UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 24, 2006
Date of Report (Date of earliest event reported)

Amtech Systems, Inc.
(Exact name of registrant as specified in its charter)

Arizona	000-11412	86-0411215

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

131 South Clark Drive, Tempe, Arizona		85281
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (480) 967-5146

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)

Effective April 24, 2006, Robert T. Hass will no longer serve as the Chief Financial Officer of Amtech Systems, Inc. (the “Company”).  Mr. Hass will continue to serve as the Company’s Chief Accounting Officer.

(c)(1)	On April 28, 2006, the Company announced that Bradley C. Anderson was appointed as Vice President and Chief Financial Officer as of April 24, 2006.

(2)

Mr. Anderson, age 44, joined the Company as Vice President and Chief Financial Officer on April 24, 2006.  From 2003 to present, Mr. Anderson provided business advisory consulting services through his own firm, Bradley Clark LLC, and, since 2004, consulted on multiple Sarbanes-Oxley Section 404 certification processes for large and small cap companies through Resources Global Professionals.  From November 1996 to December 2002, Mr. Anderson was employed by Zila, Inc. (Nasdaq: Zila) as Vice President and Treasurer, and was named Chief Financial Officer in January 1998 and Secretary in October 2002.  From 1985 to 1996, Mr. Anderson was employed by Deloitte & Touche LLP, where he last served as an Audit Senior Manager, in which capacity Mr. Anderson provided auditing, planning, and other assistance and consulting to numerous privately and publicly held companies.  Mr. Anderson received his B.S. in Accountancy from Brigham Young University.  Mr. Anderson is a Certified Public Accountant.

(3)	The Company and Mr. Anderson will enter into a change of control agreement providing for compensation to Mr. Anderson under certain circumstances in the event of a change in control of the Company.

(4)	Mr. Anderson has not had any transactions with the Company or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 7.01	Regulation FD Disclosure

          On April 28, 2006, the Company issued a press release regarding the appointment of Bradley C. Anderson as the Company’s Vice President and Chief Financial Officer.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits.

               The following exhibit is filed as part of this report:

Exhibit Number	Description

99.1	Press Release dated April 28, 2006, regarding the appointment of Bradley C. Anderson as the Company’s Vice President and Chief Financial Officer.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date: April 28, 2006	By:	/s/ Bradley C. Anderson

	Name:	Bradley C. Anderson
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 28, 2006, regarding the appointment of Bradley C. Anderson as Vice President and Chief Financial Officer.